SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                                _________

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934


                   Date of Report:  November 15, 1995
                    (Date of earliest event reported)


                      D E E R E   &   C O M P A N Y
           (Exact name of registrant as specified in charter)

                                DELAWARE
             (State or other jurisdiction of incorporation)

                                 1-4121
                        (Commission File Number)

                               36-2382580
                    (IRS Employer Identification No.)

                             John Deere Road
                         Moline, Illinois  61265
          (Address of principal executive offices and zip code)

                              (309)765-8000
          (Registrant`s telephone number, including area code)

                 _______________________________________
     (Former name or former address, if changed since last report.)

                           Page 1 of 2 pages.

Item 5.    Other Events

The following is the text of a press release issued by Deere &
Company November 15,
1995.

MOLINE, ILLINOIS -- Deere & Company stockholders, at a special meeting held today, approved an amendment to the Company's certificate of incorporation increasing the
Company's authorized number of shares, in order to facilitate a three-for-one stock split in the form of a 200% stock dividend. The amendment to the Company's certificate of incorporation will be effective on November 17, 1995 and certificates for the additional shares will be mailed beginning November 28, 1995 to stockholders of record as of
November 17, 1995. On a post-split basis, the Company's number of common shares outstanding will be approximately 262,500,000.




                                Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                             DEERE & COMPANY

                              By /s/ Frank S. Cottrell
                                 Frank S. Cottrell, Secretary
Dated:  November 15, 1995